Common Stock	12 Months Ended
Dec. 31, 2016
Equity [Abstract]
Common Stock

14. Common Stock

In July 2015, the Company entered into a Sales Agreement with Cowen and Company, LLC (“Cowen”) to sell shares of the Company’s common stock having an aggregate sales price of up to $40.0 million through an “at the market offering” program under which Cowen acted as the sales agent. The Company concluded sales under this program in September 2015, having sold approximately 0.4 million shares of common stock and generating approximately $38.6 million in net proceeds, after deducting commissions and offering expenses.

As of December 31, 2016 and 2015, the Company had 20.0 million shares of $0.01 par value common stock authorized. There were approximately 13.0 million and 11.6 million shares of common stock issued and outstanding as of December 31, 2016 and 2015, respectively.